Related party transactions	12 Months Ended
Dec. 31, 2024
Related Party [Abstract]
Related party transactions	D.33. Related party transactions
The principal related parties are companies over which Sanofi has control or significant influence, joint ventures, key management personnel, and principal shareholders.
Sanofi has not entered into any material transactions with any key management personnel. Financial relations with Sanofi’s principal shareholders fall within the ordinary course of business and were immaterial in the years ended December 31, 2024,
2023 and 2022.
Note F.1. lists the principal companies controlled by Sanofi; those companies are fully consolidated, as described in Note B.1.
Transactions between those companies, and between the parent company and its subsidiaries, are eliminated when preparing the consolidated financial statements.
Transactions with companies over which Sanofi has significant influence, and with joint ventures, are presented in Note D.6.
Key management personnel include corporate officers and the members of the Executive Committee (an average of 13 members in 2024, 10 in 2023 and 11 in 2022).
The table below shows, by type, the compensation paid to key management personnel:

(€ million)	2024	2023	2022
Short-term benefits(a)	37	36	31
Post-employment benefits	2	2	2
Share-based payment	21	8	19
Total recognized in profit or loss	60	46	52
(a)Compensation, employer’s social security contributions, directors’ compensation, and any termination benefits (net of reversals of termination benefit obligations).
The table below shows the aggregate obligation as of December 31 for each period presented for individuals who hold or have held executive positions within Sanofi during that period.

(€ million)	2024	2023	2022
Aggregate top-up pension obligation in favor of certain corporate officers and of Executive Committee members	9	10	10
Aggregate termination benefits and lump-sum retirement benefits in favor of key management personnel	7	6	5